UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21583

Clough Global Allocation Fund
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Allocation Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2005

Item 1.  Reports to Stockholders.

Semi-Annual Report November 30, 2005 (unaudited)

SHAREHOLDER LETTER

November 30, 2005 (unaudited)

To Our Shareholders:

The Clough Global Allocation Fund’s closing market price on November 30, 2005 was $27.50 per share up 21.7% for the six-month period, excluding reinvested dividends. In addition, $0.69 per share in distributions were paid during the period, so the Fund’s total return to shareholders including reinvested dividends, based on market price during the period was 25.38%. Meanwhile the Fund’s underlying net asset value has increased from $20.78 to $23.10 during the period even after the payment of distributions.

The fiscal midyear point is a good opportunity to revisit the fundamental thinking and a few of the key themes that underlie the Fund’s holdings.

The Fund is becoming more diversified globally, as 2006 looks like a year of diverging global economic trends and converging interest rates. While growing household debt and weaker housing will likely slow U.S. and U.K. consumption, strong corporate profits and the buildup of central bank liquidity, particularly in Asia and the developing countries, will support growth elsewhere. Disinflation in manufactured goods and outsourced services combined with weaker housing activity could support declining interest rates in higher yielding economies like the U.S. and U.K., even as they rise in low yielding economies like Japan. That alone could continue to support capital markets around the world.

The antonym of credit is liquidity and the world presently has a lot of it. Bond markets everywhere have been strong in the face of intensive central bank liquidity flows. The makeup of the U.S. corporate sector has changed as more and more manufacturing, and now increasingly low and mid-level services are outsourced, reducing both capital and inventory demands on balance sheets. The only manufacturing components that are inflating are commodities as China and India grow and supplies are restricted. Business cycles are less volatile since inventory cycles become less important. Imports now absorb much of the inventory cycle.

There has been no letup in the deflationary supply of manufactured goods or outsourced services, and so U.S. inflationary pressures have been localized in a narrow group of domestic services and asset markets. Manufacturing capacity could grow in China, Brazil, non-China Asia and even Russia, sustaining global disinflation for years. The amount of capital China can absorb is unlimited given the size of its potential labor force and she will be seeking export markets for a long while. Most inflation measures are declining throughout the world, and global capital markets may be only beginning to discount this.

Corporate restructuring in Japan is a powerful force, and we think many analysts will underestimate its power to create wealth. The simple act of removing bad debt from its banking system dramatically changed that economy. It removed access to easy credit for a near comatose corporate sector and forced managements to remove unproductive capacity. This is hugely profit-supportive; it supports both the buildup of corporate cash and stocks. Now that a credit deflation has turned into modest asset reflation, particularly in the cities, profit recovery is being compounded by the increased value of corporate assets. While the decline in the Yen’s foreign exchange value held back the Fund’s gains from Japan in 2005, we expect to benefit from both a rising Japanese stock market and a recovering Yen in 2006. The Yen appears to be about as oversold as we have ever seen it.

Emerging market investments, both in the form of ETF’s (exchange traded funds) and domestic market listed stocks have increased as a percentage of the portfolio. One dynamic we expect to play out in 2006 is a movement of interest rate levels and P/E ratios in emerging markets closer to developed economy levels as their capital account surpluses mount. High-yield markets such as Brazil and Mexico appear to offer particularly good returns. Brazil has finally begun reducing its sky-high interest rates. The resource base of many of these economies will continue to support value. Taiwan has been a laggard, and looks like to us a cheap market. Alongside ETF’s, we have built positions in individual companies which have demonstrated world class status, such as Embraer, a major manufacturer of regional jet aircraft in Brazil, and ICICI Bank, the largest consumer bank in India.

Energy will likely continue to be an important area of investment for the Fund. Although the stocks have been strong for the past three years, we believe the investment cycle has just begun and measures of drilling and equipment company capitalization are not much higher than they were in 1999 and 2000. The stocks stalled in the final months of 2005, but that is temporary, we think. Oil and gas prices are likely to remain high, and that alone will increase the value of our portfolio holdings over time. High cash flows should increase enterprise value even if commodity prices moderate. Natural gas is the sector’s most significant choke point and prices reached into the mid-teens in the wake of hurricane damage to Gulf of Mexico facilities. Prices have corrected but are likely to remain high even in the face of Gulf Coast production recovery since land-based resources continue to decline, imports are limited and substitution is difficult. For comparison, the U.K. natural gas price hovers around $18 per mcf (1,000 cubic feet of natural gas) and U.S. futures markets are indicating price levels well north of $10 per mcf twelve months out.

We think the drilling rig business should continue to boom, and the global shortage of quality equipment and personnel should intensify pricing and profitability throughout the industry. As the year ended, Kuwait announced it is close to allowing foreign oil companies to operate in the country as the pressure to increase investment in oil drilling intensifies. A key element holding Saudi Arabia from producing more from its aging fields is the limited supply of rigs.

Our investments in the global insurance industry, particularly in reinsurance are beginning to reflect the value we see in the companies’ stocks. This year we will see a dramatic improvement in earnings and cash flows, one we think will continue as the industry becomes a collection of more diversified global enterprises with strong balance sheets, almost an oligopoly. Capital requirements have risen substantially, and reinsurance is a far more critical product. Since growth opportunities are limited, cash is building rapidly in these companies even in the face of hurricane related payments, rate cycles are becoming less volatile, and return on equity is improving. We think scale is ever more important and consolidation is likely.

Finally, if U.S. consumption slows, the price of U.S. interest rate securities could rise substantially in value. At low nominal interest rates, small changes in yield offer substantial change in prices. The present curve reflects 4.75% short term rates in 2007, a level we think is too high for an indebted economy sitting on the top of a great credit inflation. Core inflation measures were falling in late 2005 and are likely to continue doing so in 2006.

The investment risks in 2006 center on central banks overstaying restrictive monetary policies and the threat of credit contraction. Such policies threaten so long as debt-to-GDP ratios are as high as they are. We are becoming a world of economic specialization where developed economies reduce reliance on low-value-added manufacturing and emerging economies take up the slack. In addition, restrictive trade practices would be dangerous and self-defeating, but they remain a constant threat. America’s consumption engine may be a vital cog in the global economy and what many look upon as global imbalances may be, in fact, a critical process in sustaining world growth. Jeremy Siegel, the noted Wharton School academic, believes that the global economy can adjust to the graying of the developed world only by transferring financial assets to emerging economies in return for manufactured goods. We agree with this thesis and many of our portfolio themes will try to capitalize on the investment implications.

We thank you for investing in the Clough Global Allocation Fund and invite you to read updates on our investment thinking on the website, www.cloughglobal.com.

Sincerely

/s/ Charles I. Clough, Jr.

Charles I. Clough, Jr.
Chairman and CEO of Clough Capital Partners, L.P.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $1.5 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. The three are the portfolio managers for the Clough Global Allocation Fund.

PORTFOLIO ALLOCATION

(As a percentage of total investments)

STATEMENT OF INVESTMENTS

November 30, 2005 (unaudited)

	SHARES	VALUE
COMMON STOCK 88.65%
Consumer/Retail 5.51%
B & G Foods Inc.	67,000	$974,850
Fast Retailing Co.	16,000	1,133,748
Komeri Co. Ltd.	52,100	1,908,935
Lion Corp.	170,000	1,092,518
Matsumotokiyoshi Co.	21,900	621,458
Mitsukoshi Ltd.	195,000	979,760
Nikon Corp.	86,000	1,302,041
Noritz Corp.	41,200	680,162
Sapporo Holdings Ltd.	117,000	621,057
Sugi Pharmacy Co.	4,400	160,848
The Daimaru Inc.	101,000	1,360,548
Wacoal Corp.	42,000	569,628
Yamada Denki Co. Ltd.	3,500	358,428
York-Benimaru Co., Ltd.	33,000	975,003
		12,738,984
Energy 25.41%
Coal 5.94%
ALPHA Natural Resources Inc. *	80,400	1,931,208
CONSOL Energy Inc.	13,000	841,360
Fording Canadian Coal Trust	63,500	2,517,140
KFx Inc. *	114,000	1,442,100
Massey Energy Co.	39,200	1,487,640
Peabody Energy Corp.	25,000	1,971,500
Walter Industries	70,000	3,524,500
		13,715,448
Exploration & Production 8.40%
Amerada Hess Corp.	29,100	3,565,332
Andarko Petroleum Corp.	12,000	1,087,320
BP PLC-Spons ADR	5,100	335,784
Burlington Resources Inc.	22,000	1,589,500
Canadian Natural Resources	18,800	853,708
Carrizo Oil and Gas Inc. *	5,000	126,650
Cheniere Energy Inc. *	10,000	358,300
Chesapeake Energy Corp.	128,800	3,728,760
Chevron Corp.	10,000	573,100
Encana Corp.	34,900	1,546,768
EOG Resources Inc.	10,000	717,500
Houston Exploration Company *	1,300	71,058
Nexen Inc.	6,400	281,024
Petroquest Energy Inc. *	10,000	91,300
Range Resources Corp.	11,000	409,640

	SHARES	VALUE
Exploration & Production (continued)
Southwestern Energy Co. *	28,000	$953,960
Suncor Energy Inc.	18,000	1,024,020
Talisman Energy Inc.	13,000	621,366
Western Gas Resource	31,000	1,478,080
		19,413,170
Oil Services & Drillers 11.07%
BJ Services Co.	55,000	2,015,750
Cal Dive International Inc. *	15,000	1,089,150
Diamond Offshore Drilling	27,500	1,720,125
ENSCO International Inc.	36,000	1,704,960
FMC Technologies *	25,000	1,027,250
Global Santa Fe Corp.	30,000	1,360,800
Grant Prideco Inc. *	42,000	1,612,380
Halliburton Co.	37,900	2,412,335
Helmerich and Payne Inc.	9,500	551,190
Hercules Offshore *	15,480	416,102
Key Energy Services Inc. *	34,600	487,601
Nabors Industries Ltd. *	34,200	2,394,342
National - Oilwell Varco Inc. *	34,070	2,065,323
Noble Corp.	18,000	1,297,260
Patterson Utility Energy Inc.	35,000	1,093,400
Rowan Companies Inc.	28,000	1,004,640
Tidewater Inc.	4,000	180,800
TODCO- Class A *	26,300	1,091,187
Transocean Inc. *	32,100	2,049,264
		25,573,859
		58,702,477
Finance 14.88%
Aiful Corp	18,000	1,367,108
Apollo Investment Corp.	208,200	3,949,554
Bank of Ireland	8,100	125,284
Brookline Bancorp, Inc.	40,000	562,400
Cohen & Steers, Inc.	83,200	1,521,728
Daiwa Securities Group Inc.	377,000	3,678,279
Fidelity Bankshares, Inc.	25,470	794,409
ICICI Bank Ltd-Spon ADR	79,100	2,014,677
Mitsubishi Tokyo Financial	412	5,192,338
Mizuho Financial Group Inc.	11	77,578
Nikko Cordial Corp.	203,000	2,770,146
Nomura Holdings Inc. - ADR	81,000	1,348,650
Nomura Holdings Inc.	80,000	1,338,731
The Bank of Yokohama Ltd.	509,000	3,802,153
The Joyo Bank Ltd.	351,000	1,992,071
The Shizuoka Bank Ltd.	213,000	2,074,623
Waddell and Reed Financial	82,500	1,760,550
		34,370,279

	SHARES	VALUE
Healthcare 1.79%
Biosphere Medical Inc. *	182,703	$1,019,483
Medtronic Inc.	10,000	555,700
Sepracor Inc. *	46,700	2,567,566
		4,142,749
Industrial 12.58%
Airport Facilities Co., Ltd.	59,000	341,744
American Science & Engineering Inc. *	43,000	2,900,780
Bowne & Co Inc.	156,300	2,311,677
Bridgestone Corp.	109,000	2,342,570
Dresser-Rand Group Inc. *	31,971	708,797
Empresa Brasileira de Aeronautica S.A.- ADR	23,600	889,956
Fluor Corp.	19,000	1,407,900
Hexcel Corp. *	60,400	1,004,452
Insituform Technologies - Class A *	93,700	1,861,819
Jacobs Engineering Group Inc. *	29,000	1,884,130
Kokuyo Co., Ltd.	114,500	1,713,462
Magal Security Systems Ltd. *	66,443	565,430
Methanex Corp.	180,200	3,157,104
Nisshinbo Industries Inc.	137,000	1,297,792
Nova Chemicals Corp.	40,900	1,539,885
Pasona Inc.	668	1,555,498
Sasol Ltd. - ADR	50,000	1,670,000
Toppan Forms Co. Ltd.	41,300	561,858
Washington Group Intl. Inc.	10,000	517,100
Willbros Group Inc. *	55,000	835,450
		29,067,404
Insurance 7.65%
Allmerica Financial Corp.*	10,000	399,500
Allstate Corp.	25,000	1,402,500
American International Group	24,000	1,611,360
Axis Capital Holdings Ltd.	20,000	605,600
Bristol West Holdings Inc.	116,900	2,166,157
Chubb Corp	10,000	968,400
CNA Financial Corp. *	26,500	902,325
Everest Re Group Ltd.	6,000	630,720
IPC Holdings Ltd.	16,700	487,640
Marsh and McLennan Cos.	130,100	4,018,789
Montpelier Re Holdings Ltd.	5,000	98,150
Partnerre Ltd.	29,700	2,027,916
Platinum Underwriters Holdings	37,500	1,142,250
St. Paul Travelers Cos. Inc.	14,400	670,032
Willis Group Holdings Ltd.	15,000	559,350
		17,690,689

	SHARES	VALUE
Media 0.40%
Toho Co., Ltd.	46,000	$925,260

Metals 5.24%
APEX Silver Mines Ltd. *	82,200	1,382,604
Ivanhoe Mines Ltd. *	208,900	1,524,970
Olin Corp.	109,800	2,113,650
Oregon Steel Mills Inc. *	113,300	3,098,755
Pan American Silver Corp. *	56,700	1,076,733
Sherritt International Corp.	233,000	1,921,032
Western Silver Corp. *	104,000	975,520
		12,093,264
Real Estate Investment Trust 1.17%
Goldcrest Co. Ltd.	13,000	846,305
Mitsubishi Estate Co.	26,000	381,271
Mitsui Fudosan Co.	25,000	403,747
TOC Co. Ltd.	26,650	162,149
Trustreet Properties Inc.	58,000	907,120
		2,700,592
Technology/Media/Telecom 3.26%
Microsoft Corp.	61,700	1,709,707
News Corp - Class B	123,200	1,926,848
NTT Docomo Inc-Spon ADR	35,100	549,666
Radvision Ltd. *	152,445	2,591,565
Stats ChipPac Ltd. -ADR *	113,000	749,190
		7,526,976
Transportation 4.26%
AMR Corp. *	69,000	1,165,410
Central Japan Railway Co.	31	266,494
East Japan Railway Co.	290	1,824,980
GOL Linhas Aereas Inteligentes S.A. - ADR	25,900	1,178,709
Jetblue Airways Corp. *	31,600	582,704
Lan Airlines SA-Spon ADR	11,000	405,350
Nippon Express Co., Ltd.	150,000	803,739
Tokyu Corporation	166,000	990,611
US Airways Group Inc. *	78,381	2,632,818
		9,850,815
Utilities 6.50%
AES Corp. *	30,300	477,831
British Energy Group *	156,200	1,261,028
EL Paso Corp.	80,000	879,200
Exelon Corp.	32,000	1,665,280

	SHARES	VALUE
Utilities (continued)
FPL Group, Inc.	20,000	$847,800
PPL Corp.	34,000	999,600
Primary Energy Recycling-EIS	116,600	919,369
Public Service Enterprise Group	48,300	3,029,376
Reliant Energy Inc. *	35,000	320,600
Southern Co.	27,000	937,170
Southern Union Co. *	47,250	1,115,100
Williams Companies Inc.	119,000	2,558,500
		15,010,854
TOTAL COMMON STOCKS (Cost $173,123,064)		204,820,343

EXCHANGE TRADED FUNDS 5.57%
iShares
MSCI Brazil	58,500	1,977,300
MSCI Canada	56,000	1,178,800
MSCI Emerging Markets	21,800	1,833,380
MSCI Hong Kong	327,300	4,209,078
MSCI Malaysia	239,800	1,695,386
MSCI Pacific	20,000	1,986,000

TOTAL EXCHANGE TRADED FUNDS (Cost $11,714,702)		12,879,944

PREFERRED STOCK 0.55%
Ashford Hospital Trust*	50,000	1,275,500

TOTAL PREFERRED STOCK (Cost $1,250,000)		1,275,500

MONEY MARKET MUTUAL FUNDS 4.96%
J.P. Morgan Prime Money Market Fund	11,451,489	11,451,489

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $11,451,489)		11,451,489

CLOSED-END FUNDS 0.25%
India Fund Inc.	15,000	580,050

TOTAL CLOSED-END FUNDS (Cost $490,897)		580,050

		PRINCIPAL
DUE DATE	COUPON	AMOUNT	VALUE
CORPORATE BONDS AND NOTES 9.78%
Barclays Bank PLC 03/22/2006	16.50%	$3,000,000	$3,246,428
Barclays Bank PLC 09/24/2007	17.00%	3,000,000	3,218,816
Barclays Bank PLC 09/26/2007	17.05%	5,000,000	5,353,689
Barclays Bank PLC 09/28/2007	16.90%	5,000,000	5,357,191
Barclays Bank PLC 03/28/2006	16.50%	5,000,000	5,417,716

TOTAL CORPORATE BONDS AND NOTES (Cost $21,000,000)			22,593,840

FOREIGN GOVERNMENT & AGENCY OBLIGATIONS 2.19%
UK Treasury
09/07/2015	4.75%	2,800,000	5,048,863
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (Cost $5,317,575)			5,048,863

U.S. GOVERNMENT & AGENCY OBLIGATIONS 25.95%
United States Treasury Bond
08/15/2022***	7.250%	20,000,000	25,571,880
02/15/2025**	7.625%	14,000,000	18,905,474
United States Treasury Notes
02/15/15***	4.000%	12,000,000	11,522,352
09/30/07	4.000%	4,000,000	3,971,564

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $59,866,880)			59,971,270

ASSET-BACKED SECURITIES 4.25%
FNR 2005-86 AF, 7/25/35	8.000%	10,312,500	9,822,656

TOTAL ASSET-BACKED SECURITIES (Cost $10,312,500)			9,822,656

PUT OPTIONS PURCHASED 0.86%

	EXPIRATION	EXERCISE	NUMBER OF
NAME	DATE	PRICE	CONTRACTS	VALUE
Energy Select Sector SPDR*	1/20/06	$50	1,500	$322,500
Energy Select Sector SPDR*	12/16/05	52	1,500	420,000
iShares Russell 2000*	1/20/06	64	2,200	159,500
iShares Russell 2000*	1/20/06	62	3,000	112,500
Oil Service HOLDRS*	4/21/06	120	1,500	982,500
TOTAL PUT OPTIONS PURCHASED (Cost $4,038,895)				1,997,000

Total Investments (Cost $298,566,002)	143.01%			$330,440,955
Liabilities in Excess of Other Assets	-1.80%			(4,163,734)
Liquidation Preference of Auction Market Preferred Shares, Series W28 (including dividends payable on preferred shares)	-41.21%			(95,224,053)
NET ASSETS ATTRIBUTABLE TO COMMON SHARES	100.00%			$231,053,168

*Non-income producing security

**Security, or portion of security, is being held as collateral for written options.

***Security, or portion of security, is being held as collateral for short sales.

ADR - American Depositary Receipt

See Notes to Financial Statements

SCHEDULE OF PUT OPTIONS WRITTEN

	EXPIRATION	EXERCISE	NUMBER OF
NAME	DATE	PRICE	CONTRACTS	VALUE
Energy Select Sector SPDR*	1/20/06	$43	(1,500)	$(45,000)
Energy Select Sector SPDR*	12/16/05	44	(2,000)	(20,000)
iShares Russell 2000*	1/20/06	56	(3,700)	(18,500)
iShares Russell 2000*	1/20/06	58	(1,500)	(18,750)
Oil Service HOLDRS*	1/20/06	95	(1,500)	(30,000)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $918,761)				$(132,250)

SCHEDULE OF SECURITIES SOLD SHORT

NAME	SHARES	VALUE
Amazon.com Corp. *	(39,400)	$(1,909,324)
Carmax Inc. *	(55,100)	(1,510,842)
CDW Corp.	(5,000)	(293,250)
Comerica Inc.	(10,000)	(576,700)
Commerce Bancorp Inc.	(77,100)	(2,597,499)
Countrywide Financial	(113,900)	(3,964,859)
Dillards Inc. - Class A	(89,000)	(1,866,330)
Factset Research Systems Inc.	(36,400)	(1,409,408)
FirstMerit Corp.	(39,200)	(1,045,072)
Ford Motor Co.	(45,000)	(365,850)
Harley-Davidson Inc.	(16,200)	(872,532)
IndyMac Bancorp Inc.	(5,000)	(191,400)
iShares MSCI Japan	(500,000)	(6,230,000)
Jefferies Group Inc.	(48,100)	(2,116,881)
Longs Drug Stores Co.	(47,500)	(2,024,925)
Polaris Industries Inc.	(75,900)	(3,752,496)
Posco-ADR	(17,900)	(890,704)
Retail HOLDRs Trust	(108,300)	(10,515,930)
Sears Holding Corp. *	(4,700)	(540,594)
Semiconductor HLDRS	(16,200)	(606,042)
Timken Co.	(52,900)	(1,638,842)
Toro Co.	(36,800)	(1,478,992)
Wachovia Corp.	(21,900)	(1,169,460)
Winnebago Industries	(18,300)	(615,063)

TOTAL SECURITIES SOLD SHORT (Proceeds $47,848,710)		$(48,182,995)

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

November 30, 2005 (unaudited)

Assets:
Investments, at value (Cost - see below)	$330,440,955
Cash	700,750
Deposit with broker for securities sold short and written options	44,608,849
Dividends receivable	252,609
Interest receivable	1,396,245
Receivable for investments sold	1,206,664
Other assets	169,854
Total Assets	378,775,926

Liabilities:
Securities sold short (Proceeds $47,848,710)	48,182,995
Put options written at value (Premiums received $918,761)	132,250
Payable for investments purchased	3,698,385
Dividends payable	77,748
Accrued investment advisory fee	219,979
Accrued administration fee	89,563
Accrued offering costs	69,588
Other payables	28,197
Total Liabilities	52,498,705

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,800 shares issued and outstanding)	95,224,053

Net Assets	$231,053,168

Cost of investments	$298,566,002

Composition of Net Assets:
Paid in capital	190,127,825
Overdistributed net investment income	(6,556,940)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	15,161,514
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	32,320,769

Net Assets	$231,053,168

Shares of common stock outstanding of no par value, unlimited shares authorized	10,002,118
Net asset value per share	$23.10

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended November 30, 2005 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $52,251)	$1,605,424
Interest	2,058,722
Other Income	687,915
Total Income	4,352,061

Expenses:
Investment advisory fee	1,347,953
Administration fee	548,809
Trustees fee	50,142
Dividend Expense - Short Sales	280,397
Broker/dealer fees	119,074
Miscellaneous	7,441
Total Expenses	2,353,816

Net Investment Income	1,998,245

Net realized gain (loss) on:
Investment securities	16,309,769
Foreign currency transactions	40,306
Options	(2,535,134)
Securities sold short	(855,033)
Change in net unrealized appreciation / depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	16,504,222
Net gain on investments, options, securities sold short, and foreign currency transactions	29,464,130
Distributions to Preferred Shareholders from Net Investment Income	(1,716,997)
Net Increase in Net Assets Attributable to Common Shares from Operations	$29,745,378

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended November 30,	For the Period July 28, 2004 (incep.)
	2005 (unaudited)	to May 31, 2005
Common Shareholder Operations:
Net investment income	$1,998,245	$2,010,991
Net realized gain (loss) from:
Investment securities	16,309,769	6,458,848
Foreign currency transactions	40,306	1,321,704
Options	(2,535,134)	(115,697)
Securities sold short	(855,033)	2,929,786
Change in net unrealized appreciation / depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	16,504,222	15,816,547
Distributions to Preferred Shareholders:
From net investment income	(1,716,997)	(1,340,792)
Net increase in net assets attributable to common shares from operations	29,745,378	27,081,387

Distributions to Common Shareholders:
From net investment income	(6,838,188)	(9,063,234)
Net decrease in net assets from distributions	(6,838,188)	(9,063,234)

Capital Share Transactions:
Proceeds from sales of shares, net of offering costs	—	166,775,000
Proceeds from the underwriters’ over-allotment option of common shares excerised, net of offering costs	—	17,535,200
Net asset value of common stock issued to stockholders from reinvestment of dividends	2,885,686	4,081,939
Costs from issuance of preferred shares	—	(1,250,000)
Net increase in net assets from capital share transactions	2,885,686	187,142,139
Net Increase in Net Assets Attributable to Common Shares	25,792,876	205,160,292

Net Assets Attributable to Common Shares:
Beginning of period	205,260,292	100,000
End of period*	$231,053,168	$205,260,292

* Includes overdistributed net investment income of:	$(6,556,940)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Six		For the
	Months Ended		Period
	November 30,		July 28 , 2004 (incep.)
	2005 (unaudited)		to May 31, 2005
Per Common Share Operating Performance
Net asset value - beginning of period	$20.78		$19.10
Income from investment operations:
Net investment income	0.03		0.08
Net realized and unrealized gain on investments	3.15		2.84
Distributions to Preferred Shareholders:
From net investment income	(0.17)		(0.14)
Total from investment operations	3.01		2.78

Distributions to common shareholders:
From net investment income	(0.69)		(0.93)
Total distributions to common shareholders	(0.69)		(0.93)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—		(0.04)
Preferred share offering costs and sales load charged to paid in capital	—		(0.13)
Total capital share transactions	—		(0.17)
Net asset value - end of period	$23.10		$20.78
Market price - end of period	$27.50		$22.59
Total Investment Return - Net Asset Value (1)	14.55%		13.89%
Total Investment Return - Market Price (1)	25.38%		18.24%
Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$231,053		$205,260
Ratio to average net assets attributable to common shareholders:
Net expenses(3)	2.10	%(2)	1.89	%(2)
Net expenses excluding dividends on short sales(3)	1.85	%(2)	1.54	%(2)
Net investment income(3)	1.84	%(2)	1.23	%(2)
Preferred share dividends	1.53	%(2)	0.82	%(2)
Portfolio turnover rate	126%		236%
Average commission rate paid	$0.0417		$0.0464

Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$95,224		$95,050
Total shares outstanding (000)	3.8		3.8
Asset coverage per share(4)	$85,862		$79,029
Liquidation preference per share	$25,000		$25,000
Average market value per share(5)	$25,000		$25,000

(1)              Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)              Annualized

(3)              Ratios do not reflect dividend payments to preferred shareholders.

(4)              Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

(5)              Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

November 30, 2005 (unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options isincreased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity for the six months ended November 30, 2005 was as follows:

Written Put Options	Contracts	Premiums
Outstanding, May 31, 2005	6,200	$1,104,985
Positions opened	12,200	1,047,191
Expired	(6,950)	(1,105,420)
Closed	(2,000)	(127,995)
Split	750	—
Outstanding, November 30, 2005	10,200	$918,761
Market Value, November 30, 2005		$(132,250)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. TAXES

The primary difference between book and tax net unrealized appreciation is wash sale loss deferrals.

Net unrealized appreciation/depreciation of investments based on federal tax cost as of November 30, 2005, were as follows:

Gross appreciation (excess of value over tax cost)	34,470,713
Gross depreciation (excess of tax cost over value)	(3,872,393)
Net unrealized appreciation	30,598,320
Cost of investments for income tax purpose	$299,842,635

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 10,002,118 common shares outstanding on November 30, 2005, ALPS Mutual Funds Services, Inc. owned 5,236 shares.

Transactions in common shares were as follows:

	For the Six	For the
	Months Ended	Period Ended
	November 30, 2005	May 31, 2005
Common shares outstanding - beginning of period	9,877,834	5,236
Common shares issued in connection with initial public offering	—	8,750,000
Common shares issued from underwriters’ over-allotment option exercised	—	920,000
Common shares issued as reinvestment of dividends	124,284	202,598
Common shares outstanding - end of period	10,002,118	9,877,834

Preferred Shares: On September 15, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has one series of Auction Market Preferred Shares (“AMPS”), W28. On December 1, 2004, the Fund issued 3,800 shares of AMPS with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of November 30, 2005, the annualized dividend rate for the AMPS was 4.00%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended November 30, 2005 aggregated $366,514,041 and $385,956,166, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the six months ended November 30, 2005 aggregated $114,753,808 and $127,869,013, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Mutual Funds Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

November 30, 2005 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common

Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 20th Floor, Transfer Agent Services, (800) 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

November 30, 2005 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2005 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

November 30, 2005 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

November 30, 2005 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TRUSTEES & OFFICERS

November 30, 2005 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below.Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

W. Robert Alexander Age - 78 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee and Chairman/Since Inception

Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander was Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Reaves Utility Income Fund, Clough Global Equity Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.

2

James E. Canty Age - 43 One Post Office Square, 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Fund.

2

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Edmund J. Burke Age - 44 1625 Broadway, Ste. 2200 Denver, CO 80202	President/Since Inception

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Clough Global Equity Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

N/A

Jeremy O. May Age - 35 1625 Broadway, Ste. 2200 Denver, CO 80202	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and First Funds.

N/A

Kimberly R. Storms Age - 33 1625 Broadway, Suite 2200 Denver, CO 80202	Assistant Treasurer/Since July 13, 2005

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Reaves Utility Income Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Erin Douglas Age - 28 1625 Broadway, Ste. 2200 Denver, CO 80202	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust and Clough Global Equity Fund.

N/A

Brad Swenson Age - 33 1625 Broadway, Ste. 2200 Denver, CO 80202	Chief Compliance Officer/Since Inception

Mr. Swenson joined ALPS as Chief Compliance Officer (“CCO”) in May 2004. Prior to joining ALPS, Mr. Swenson served as the Senior Audit manager at Janus Capital Group. Before joining Janus Mr. Swenson was a senior Internal Auditor for Oppenhiemer Funds. Because of his position with ALPS and ADI, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Swenson is currently the CCO of Financial Investors Trust, Clough Global Equity Fund, Reaves Utility Income Fund, SPDR Trust, Midcap SPDR Trust, and DIAMONDS Trust.

N/A

INDEPENDENT TRUSTEES

Andrew C. Boynton Age - 49 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since Inception

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Equity Fund.

2

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Robert Butler Age - 64 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently a Trustee of the Clough Global Equity Fund.

			2

Mr. Adam Crescenzi Age - 63 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a member of the Board of Directors of the Boch Center for the Performing Arts, a Trustee of Dean College and Clough Global Equity Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc.	2

John F. Mee, Esq. Age - 62 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He was an instructor in the Harvard Law School Trial Advocacy Workshop from 1990 to 2002. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Equity Fund.	2

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Richard C. Rantzow Age - 67 1625 Broadway, Suite 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Chairman of First Funds Trust and a Trustee of the Clough Global Equity Fund.	2

Jerry G. Rutledge Age - 61 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Equity Fund.	2

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CLOUGH GLOBAL ALLOCATION FUND
1625 Broadway, Suite 2200
Denver, CO 80202
1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accounting Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.  Portfolio Mangers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholder may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)          There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable to semi-annual report.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	February 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	February 3, 2006

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	February 3, 2006